INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2025	NexPoint Climate Tech Fund

Shares		Value ($)
Common Stock — 80.5%
CONSUMER DISCRETIONARY — 2.6%
4,500	BorgWarner, Inc.(a)	150,660

CONSUMER STAPLES — 3.7%
5,600	Darling Ingredients, Inc.(a)(b)	212,464

ENERGY — 7.9%
26,200	Clean Energy Fuels Corp.(b)	51,090
34,563	Green Plains, Inc.(a)(b)	208,415
50,237	John Wood Group PLC(b)	12,695
6,300	New Fortress Energy, Inc., Class A(a)	20,916
15,000	Ur-Energy, Inc.(b)(c)	15,750
20,000	Yellow Cake PLC(b)	144,298

		453,164

INDUSTRIALS — 17.3%
1,500	Advanced Drainage Systems, Inc.	172,290
1,120	AECOM(a)	126,403
1,715	Chart Industries, Inc.(a)(b)	282,375
1,000	Clean Harbors, Inc.(a)(b)	231,180
1,600	Fortive Corp.	83,408
533	Ralliant Corp.(b)	25,861
16,200	SGL Carbon(b)	66,557
450	Stem, Inc.(b)(c)	2,803

		990,877

INFORMATION TECHNOLOGY — 3.7%
59,859	indie Semiconductor, Inc., Class A(a)(b)(c)	213,098

MATERIALS — 26.4%
3,000	Aspen Aerogels, Inc.(a)(b)	17,760
1,665	Crown Holdings, Inc.(a)	171,462
33,339	Ecovyst, Inc.(a)(b)	274,380
3,200	Freeport-McMoRan, Inc.(a)	138,720
4,830	International Paper Co.	226,189
5,335	Smurfit WestRock PLC	230,205
1	Southern Copper Corp.	94
7,565	Teck Resources, Ltd., Class B(a)	305,475
5,300	TriMas Corp.(a)	151,633

		1,515,918

UTILITIES — 18.9%
7,000	AES Corp.(a)	73,640
12,100	Clearway Energy, Inc., Class C(a)	387,200
10,350	RWE	430,450
1,000	Vistra Corp.	193,810

		1,085,100

	Total Common Stock (Cost $5,809,256)	4,621,281

Master Limited Partnerships — 8.8%
ENERGY — 4.5%
14,322	Energy Transfer L.P. (a)	259,658

UTILITIES — 4.3%
9,600	Brookfield Renewable Partners L.P. (a)	244,896

	Total Master Limited Partnerships (Cost $553,800)	504,554

Shares		Value ($)
Units
Rights — 0.1%
HEALTHCARE — 0.1%
64,770	Paratek Pharmaceuticals, Inc. (d)(e)	5,181

	Total Rights (Cost $–)	5,181

Principal Amount ($)
Convertible Bond — 0.1%
UTILITIES — 0.1%
350,000	Sunnova Energy International, Inc. 0.25%, 12/01/2026 (f)	4,375

	Total Convertible Bond (Cost $261,446)	4,375

Units
Warrants — 0.0%
ENERGY — 0.0%
15,000	Ur-Energy, Inc., Expires 02/20/2026(b)	150

	Total Warrants (Cost $150)	150

Principal Amount ($)		Value ($)
Repurchase Agreement(g)(h) — 1.2%
70,661	Citadel Securities 4.470%, dated 06/30/2025 to be repurchased on 07/01/2025, repurchase price $70,670 (collateralized by U.S. Government obligations, ranging in par value $5 - $7,349, 0.000% - 4.625%, 07/15/2025 - 05/15/2055; with total market value $72,083)	70,661

	Total Repurchase Agreement (Cost $70,661)	70,661

Shares
Cash Equivalents — 30.4%
MONEY MARKET FUND(i) — 30.4%
1,743,828	Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.190%	1,743,828

	Total Cash Equivalents (Cost $1,743,828)	1,743,828

Total Investments - 121.1% (Cost $8,439,141)		6,950,030

Shares		Value ($)
Securities Sold Short — (21.1)%
Exchange-Traded Funds — (8.3)%
EQUITY FUNDS — (8.3)%
(1,650)	Global X Copper Miners ETF	(74,250)

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2025	NexPoint Climate Tech Fund

Shares		Value ($)
Exchange-Traded Funds (continued)
EQUITY FUNDS (continued)
(2,660)	Global X U.S. Infrastructure Development ETF	(115,922)
(790)	Industrial Select Sector SPDR Fund ETF	(116,541)
(800)	iShares Russell 2000 ETF	(172,632)

	Total Exchange-Traded Funds (Proceeds $472,737)	(479,345)

Common Stock — (12.8)%
INDUSTRIALS — (5.4)%
(800)	Generac Holdings, Inc. (j)	(114,568)
(7,000)	Joby Aviation, Inc. (j)	(73,850)
(280)	Watsco, Inc.	(123,654)

		(312,072)

INFORMATION TECHNOLOGY — (1.3)%
(3,400)	JinkoSolar Holding Co, Ltd. ADR	(72,148)

MATERIALS — (2.9)%
(150)	Avery Dennison Corp.	(26,320)
(320)	Ecolab, Inc.	(86,221)
(515)	Southern Copper Corp.	(52,068)

		(164,609)

UTILITIES — (3.2)%
(570)	Constellation Energy Corp.	(183,973)

	Total Common Stock (Proceeds $662,610)	(732,802)

	Total Securities Sold Short - (21.1)% (Proceeds $1,135,347)	(1,212,147)

Other Assets & Liabilities, Net - 0.0%(k)		80

Net Assets - 100.0%		5,737,963

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $3,098,692.
(b)	Non-income producing security.
(c)

Securities (or a portion of securities) on loan. As of June 30, 2025, the fair value of securities loaned was $67,037. The loaned securities were secured with cash and/or securities collateral of $72,408. Collateral is calculated based on prior day’s prices.

(d)

Securities with a total aggregate value of $5,181, or 0.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $5,181, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2025. Please see Notes to Investment Portfolio.

(f)	The issuer is, or is in danger of being, in default of its payment obligation.
(g)	Tri-Party Repurchase Agreement.
(h)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2025 was $70,661.
(i)	Rate reported is 7 day effective yield.
(j)	No dividend payable on security sold short.
(k)	As of June 30, 2025, $0 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2025	NexPoint Funds II

Organization

NexPoint Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with one portfolio offered as of June 30, 2024, that is diversified. This report covers information for the period ended June 30, 2025 for the NexPoint Climate Tech Fund (the “Fund”).

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) has designated NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee”, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the net asset value (“NAV”). The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures established by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV) will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2025	NexPoint Funds II

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to its fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1	—	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2	—	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3	—	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2025, the Fund’s investments consisted of common stocks, preferred stocks, master limited partnerships, exchange-traded funds, corporate obligations, convertible bonds, rights, warrants, repurchase agreements, cash equivalents, and securities sold short.

The fair value of the Fund’s common stocks and preferred stocks, that are not actively traded on national exchanges, are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Repurchase agreements are priced at their acquisition cost, which represents fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

For more information with regard to significant accounting policies, see the most recent annual or semi-annual report filed with the U.S. Securities and Exchange Commission.